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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  October 27, 1998



                          PHP HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its charter)



State or other jurisdiction of incorporation:  Delaware

Commission File No.:  0-16235

I.R.S. Employer Identification No.:  54-1023168

Address of principal executive offices:  11440 Commerce Park Drive
                           Reston, VA  22091

Registrant's telephone number, including area code:  (703) 758-3600

Former name or former address, if changed since last report:  Not applicable
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ITEM 5.  OTHER EVENTS.
         ------------

     On October 27, 1998, the Commissioners of the Department of Banking and Insurance and the Department of Health and Senior Services for the State of New Jersey instituted legal proceedings in the Superior Court of New Jersey, Middlesex County, against PHP, its subsidiary Pinnacle Health Enterprises, L.L.C. ("PHE") and HIP of New Jersey, Inc. ("HIP").

     The Commissioners have requested a court order placing HIP in rehabilitation proceedings and naming Commissioner Jaynee LaVecchia as rehabilitator, with authority to take control of HIP's finances and organization. The relief sought by the Commissioners also includes, among other things, a declaration that all contractual arrangements between HIP and PHP/PHE be terminated, without allowing any period to cure any breaches. A hearing will be held before the court on November 9, 1998 with respect to the Commissioner's request.

     Copies of the Order to Show Cause with Temporary Restraints issued by the Superior Court of New Jersey, Chancery Division - Middlesex County, and the press release issued by PHP Healthcare Corporation are filed as exhibits to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

     The following exhibits are furnished as part of this report:

  Exhibit                                Description
------------        -----------------------------------------------------

    99.1 Order to Show Cause with Temporary Restraints, issued by the Superior Court of New Jersey, Chancery Division - Middlesex County, Docket No. C-275-98.

    99.2 Press Release, dated October 28, 1998, issued by PHP Healthcare Corporation.


FORWARD LOOKING STATEMENTS
--------------------------

     This Report contains forward-looking statements. The words "believe," "expect" and "anticipate" and similar expressions identify such forward-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those


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projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business -- Risk Factors." Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PHP HEALTHCARE CORPORATION



                                         By: /s/ Kenneth H. Weixel
                                            -----------------------------
                                            Name: Kenneth H. Weixel
                                            Title:  Executive Vice President
                                                    and Chief Financial Officer

Dated:  October 28, 1998


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                                 EXHIBIT INDEX


  Exhibit                          Description
------------  -----------------------------------------------------

    99.1 Order to Show Cause with Temporary Restraints, issued by the Superior Court of New Jersey, Chancery Division - Middlesex County, Docket No. C-275-98.

    99.2 Press Release, dated October 28, 1998, issued by PHP Healthcare Corporation.


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